Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Joseph P. Smith, President and Chief Executive Officer of CBRE Global Real Estate Income Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2026	/s/ Joseph P. Smith
Joseph P. Smith,
President and Chief Executive Officer

I, Jonathan A. Blome, Chief Financial Officer of CBRE Global Real Estate Income Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2026	/s/ Jonathan A. Blome
Jonathan A. Blome,
Chief Financial Officer